UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 26, 2012

Harland Clarke Holdings Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-133253	84-1696500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10931 Laureate Drive, San Antonio, Texas	78249
(Address of principal executive offices)	(Zip Code)

(210) 694-8888
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
On March 26, 2012, Harland Clarke Holdings Corp. (the "Company") will be providing the information furnished as Exhibit 99.1 to this Report at the Barclays Capital High Yield Bond and Syndicated Loan Conference. The information furnished as Exhibit 99.1 to this Report is incorporated by reference in this Item 7.01.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1	Investor Presentation Materials

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARLAND CLARKE HOLDINGS CORP.

Date:	March 26, 2012	By:	/s/ Martin Wexler
Martin Wexler Vice President and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Investor Presentation Materials

4